UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

EVe Mobility Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41167	98-1595236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302
Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(302) 273-0014

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	EVE.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	EVE	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EVE WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Signing of Non-Binding Letter of Intent and Press Release

On June 21, 2024, EVe Mobility Acquisition Corp, a Cayman Islands exempted company (“EVe” or the “Company”), issued a press release announcing that on Jun 20, 2024, it signed a non-binding letter of intent (“LOI”) with respect to a business combination transaction (the “Proposed Transaction”) with a global leader in deep sea critical minerals mining (the “Target”). The Proposed Transaction is intended to result in EVe’s successor listed company owning 100% of the Target. The Proposed Transaction structure is yet to be determined based on the due diligence findings as well as business, legal, tax, accounting and other considerations.

EVe and the Target, if approval to proceed by the Board of EVe and the Target is obtained, would announce any additional details regarding the Proposed Transaction if a definitive agreement for the business combination were to be executed. The parties are currently considering the specific terms of any business combination. Any transaction will be subject to, among other things, tax review, as well as other auditing, corporate, regulatory and stock exchange requirements.

A copy of the press release is attached hereto as Exhibit 99.1.

Extension of Redemption Reversal Deadline

As previously disclosed on June 17, 2024, the Company announced that, in connection with the extraordinary general meeting of shareholders held on June 10, 2023, the Company had instructed Continental Stock Transfer & Trust Company (“CST”) to honor redemption reversal (a “Redemption Reversal”) requests for up to 14 days after the Extraordinary General Meeting, such deadline being June 24, 2024. On June 20, 2024, the Company instructed CST to extend the date by which it will honor redemption reversal requests to 5:00 p.m. Eastern Time on July 8, 2024. To effectuate a Redemption Reversal, stockholders must submit a written request to CST. If shares are held in street name, stockholders will need to instruct their bank or broker to request the Redemption Reversal from CST.

Waiver of Access to Dissolution Expenses

On June 21, 2024, the Board of the Company agreed to waive the Company’s right under Article 49 of the Company’s Amended and Restated Memorandum and Articles of Association to access up to $100,000 of interest from the Company’s trust account established in connection with Company’s initial public offering. The Company’s sponsor, Blufire Capital Limited, an Abu Dhabi private company limited by shares will pay dissolution expenses that might occur in the event the Proposed Transaction does not occur.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the Proposed Transaction is executed, the parties intend to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to the Proposed Transaction. EVe’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statement relating to the Proposed Transaction, as these materials will contain important information about EVe, the Target, the Proposed Transaction and the Extension. When available, the definitive proxy statement and other relevant materials for the Proposed Transaction will be mailed to stockholders of EVe as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the above referenced documents and other documents filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: info@evemobility.com.

Participants in the Solicitation

EVe and the Target and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transaction under the rules of the SEC. Information about the directors and executive officers of EVe and a description of their interests in EVe and the Proposed Transaction is contained in EVe’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 14, 2023 (the “Annual Report”).

Information about EVe’s directors and executive officer’s interests in the Proposed Transaction, as well as information about the Target’s directors and executive officers and a description of their interests in the Target and the Proposed Transaction will be set forth in the proxy statement relating to the Proposed Transaction when it is filed with the SEC. When available, the above referenced documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K (“8-K”) shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transaction. This 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking-Statements

Certain statements made in this 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside EVe’s and the Target’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of EVe to enter into a definitive agreement with respect to a business combination with the Target within the time provided in EVe’s Amended and Restated Memorandum and Articles of Association; EVe’s ability to obtain the financing necessary to consummate the potential Proposed Transaction; the performance of the Target’s business; the timing, success and cost of the Target’s development activities; assuming the definitive agreement is executed, the ability to consummate the Proposed Transaction, including risk that EVe’s stockholder approval is not obtained; failure to realize the anticipated benefits of the Proposed Transaction, including as a result of a delay in consummating the Proposed Transaction; the amount of redemption requests made by EVe’s stockholders and the amount of funds remaining in EVe’s trust account after the vote to approve the Proposed Transaction; EVe’s and the Target’s ability to satisfy the conditions to closing the Proposed Transaction, once documented in a definitive agreement; and those factors discussed in the Annual Report under the heading “Risk Factors,” and the other documents filed, or to be filed, by EVe with the SEC. Neither EVe or the Target undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2024

EVe Mobility Acquisition Corp

By:	/s/ Khairul Azmi Bin Ismaon
Name:	Khairul Azmi Bin Ismaon
Title:	Chief Executive Officer

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